EXHIBIT 23.1

                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Propsectus constituting part of the Registration Statement on Form SB-2 of our report dated April 5, 1996 relating to the financial statements of Consolidated Health Care Associates, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                            /s/ PRICE WATERHOUSE LLP
                                            ------------------------

Price Waterhouse LLP
Boston, Massachusetts
April 23, 1997